UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2016

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania____	000-53528	26-3339011____
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA		18017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On July 15, 2016, Embassy Bancorp, Inc. (the “Company”) filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of the Commonwealth of Pennsylvania, making effective an amendment to its Articles of Incorporation eliminating cumulative voting in the election of directors (the “Articles Amendment”).  The amendment was approved by the shareholders of the Company at its annual meeting of shareholders on June 16, 2016.

The foregoing summary of the Articles Amendment is qualified in its entirety by reference to the full text of the Articles Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 above is incorporated by reference into this Item 5.03.

Additionally, on July 15, 2016, the Board of Directors of the Company approved two amendments (the “Bylaw Amendments”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), which changes were effective immediately upon approval.  First, the Board approved a conforming amendment to Section 1.6 to eliminate the reference to cumulative voting in the election of directors.  Second, the Board approved an amendment to Section 2.11 of the Bylaws to permit the Board to elect from its members a Lead Director; provided, such individual is not an employee of the Company or any subsidiary of the Company.  Prior to this amendment, Section 2.11 of the Bylaws required the Lead Director to be “independent” under the listing standards of the primary national securities exchange on which the Company’s common stock is listed or, if none, the rules of the NASDAQ Stock Market.

The foregoing summary of the Bylaw Amendments is qualified in its entirety by reference to the full text of the Bylaw Amendments, which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment to the Articles of Incorporation of Embassy Bancorp, Inc., effective July 15, 2016.

3.2	Amendments to Amended and Restated Bylaws of Embassy Bancorp, Inc., effective July 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBASSY BANCORP, INC.

Date: July 19, 2016	By:	/s/ Judith A. Hunsicker

	Name:	Judith A. Hunsicker
	Title:	Senior Executive Vice President,
Chief Operating & Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment to the Articles of Incorporation of Embassy Bancorp, Inc., effective July 15, 2016.

3.2	Amendments to Amended and Restated Bylaws of Embassy Bancorp, Inc., effective July 15, 2016.